UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 24, 2025

MYRIAD GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 North 2200 West
Salt Lake City, Utah 84116
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (801) 584-3600
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    Results of Operations and Financial Condition.
On February 24, 2025, Myriad Genetics, Inc. ("Myriad" or the “Company”) announced its financial results for the three months ended December 31, 2024.  The earnings release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Paul J. Diaz and Appointment of Samraat S. Raha as President, Chief Executive Officer and Director

As part of Myriad Genetics, Inc.’s (the “Company’s”) ongoing succession planning process, Paul J. Diaz, the Company’s President and Chief Executive Officer, announced on February 24, 2025 that he will step down from those positions, and resign from the Company’s Board of Directors (the “Board”), on April 30, 2025 (the “Effective Date”). Mr. Diaz is stepping down to join private equity firm, Cressey & Company, as a Managing Partner but will continue to serve the Company as a consultant for another year. Mr. Diaz’ resignation is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Having engaged in a robust succession planning process, the Board appointed Samraat S. Raha, the Company's Chief Operating Officer, to succeed Mr. Diaz as its President and Chief Executive Officer on the Effective Date. Since joining the Company, Mr. Raha has played an integral role in shaping the Company’s long-term growth strategy, while delivering new perspectives and expertise to advance the Company’s business initiatives, operational excellence and profitability. In connection with Mr. Raha’s appointment, the Board also appointed Mr. Raha to the Board to serve as a Class II director with a term expiring at the Company’s 2025 Annual Meeting of Stockholders as of the Effective Date to fill the vacancy on the Board that will be created by Mr. Diaz’ resignation. Mr. Raha will assume the duties of the Company’s principal executive officer for Securities and Exchange Commission reporting purposes as of the Effective Date.

Mr. Raha, 52, has served as Chief Operating Officer of the Company since December 2023. Prior to joining the Company, Mr. Raha served as Senior Vice President and President, Diagnostics and Genomics Group, of Agilent Technologies, Inc. (“Agilent”) from April 2018 to December 2023. From May 2017 to April 2018, Mr. Raha served as Agilent's Senior Vice President, Strategy and Corporate Development. From July 2013 to January 2017, he served as Vice President, Global Marketing for Illumina, Inc., and from 2008 to 2012, he served as Vice President and General Manager, Genomics Assays / NextGen qPCR for Life Technologies, Inc. Mr. Raha graduated from the University of California, Berkeley, with a degree in molecular and cell biology and received his MBA from Santa Clara University.

In connection with his new appointment, on February 24, 2025, the Company entered into an amended and restated employment agreement with Mr. Raha (the “Raha Employment Agreement”) setting forth Mr. Raha’s compensation and certain other terms with respect to his employment as President and Chief Executive Officer of the Company. Pursuant to the Raha Employment Agreement, Mr. Raha will become President and Chief Executive Officer of the Company as of the Effective Date, at which time he will be paid an annual base salary of $920,000. Mr. Raha will be eligible to receive an annual target cash bonus equal to 100% of his annual base salary upon achievement of goals to be established by the Compensation and Human Capital Committee of the Board (the “CHCC”) each fiscal year and will be eligible to participate in the Company’s annual long-term incentive compensation program. Mr. Raha will also be eligible to participate in the standard health, welfare and retirement benefit plans that are applicable to similarly situated executives of the Company. The Raha Employment Agreement also provides for a one-time grant of 141,050 restricted stock units (“RSUs”) (the “Raha RSU Promotion Grant”) to Mr. Raha in connection with his promotion. The Raha RSU Promotion Grant will be subject to performance-based vesting in four equal installments based upon the achievement of certain stock price targets, provided that no portion of the Raha RSU Promotion Grant shall vest earlier than the first anniversary of the Effective Date. The Raha Employment Agreement also provides that Mr. Raha will be entitled to a grant in 2025 of an additional equity award of RSUs valued at up to $6,000,000 in accordance with the Company’s annual equity grant cycle, with such award consisting of (i) 50% RSUs subject to standard time-based vesting and (ii) 50% RSUs subject to vesting upon meeting certain performance metrics and standard time-based vesting, as determined by the CHCC in its sole discretion.

The Company and Mr. Raha also entered into a severance and change of control agreement on February 24, 2025 (the “Raha Severance and Change of Control Agreement”) that will supersede Mr. Raha’s existing Severance and Change of Control Agreement as of the Effective Date. Under the terms of the Raha Severance and Change of Control Agreement, if Mr. Raha’s employment is terminated without “Cause” or if Mr. Raha separates from the Company for “Good Reason” (each as defined in the Raha Severance and Change of Control Agreement), then Mr. Raha will receive: (i) an amount equal to 200% of the sum of his then-current annual base salary (disregarding any reduction to such base salary amount effected in the twelve months prior to Mr. Raha’s termination of employment) plus his then-current target annual bonus (disregarding any reduction to such target amount effected in the twelve months prior to Mr. Raha’s termination of employment); (ii) a prorated portion of his target annual bonus for the then-current fiscal year, based on the portion of the fiscal year worked prior to the separation date (disregarding any reduction to such target amount effected in the twelve months prior to Mr. Raha’s termination of employment); (iii) immediate vesting of RSUs scheduled to vest within two years after termination; (iv) vesting of performance stock units (“PSUs”) for two years following termination to the extent that the relevant performance metrics for the PSU grant are achieved; and (v) reimbursement for continued medical benefits until the earlier of 18 months after the date of termination or the date Mr. Raha begins employment with another employer.

If Mr. Raha’s employment is terminated without “Cause” or if he separates from the Company for ‘‘Good Reason,’’ within three months before or 24 months after a “Change of Control” (each as defined in the Raha Severance and Change of Control Agreement), then Mr. Raha will receive the same benefits described in the preceding paragraph, except that all outstanding and unvested equity awards will immediately vest in full.

The foregoing description of the Raha Employment Agreement and the Raha Severance and Change of Control Agreement is not complete and is qualified in its entirety by reference to the full text of the Raha Employment Agreement and the Raha Severance and Change of Control Agreement, copies of which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

There are no arrangements or understandings between Mr. Raha and any other person pursuant to which he was appointed as an officer and a director of the Company. Mr. Raha does not have any family relationship with any director or other executive officer of the Company and is not party to any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.

Appointment of Mark S. Verratti as Chief Operating Officer

On February 24, 2025, the Board also appointed Mark S. Verratti, the Company’s current Chief Commercial Officer, as its Chief Operating Officer as of the Effective Date to succeed Mr. Raha in this position.

Mr. Verratti, 56, has served as Chief Commercial Officer of the Company since April 2022. He previously served as President, Mental Health or President, Myriad Neuroscience from August 2017 to April 2022, and as President of Myriad Autoimmune from May 2020 until the sale of the Myriad Autoimmune business in September 2021. Prior to his appointment as President, Myriad Neuroscience, he served as SVP, Chief Sales and Business Development Officer at Assurex Health since January 2016. Mr. Verratti also held senior leadership positions worldwide with Cyberonics (now known as LivaNova) from 2005-2016, and earlier with Forest Pharmaceuticals where he led commercial teams with revenues approaching $500 million dollars. Mr. Verratti received a B.S. in Life Sciences with a minor in Physiology from The Pennsylvania State University.

In connection with his new appointment, on February 24, 2025, the Company entered into an employment agreement with Mr. Verratti (the “Verratti Employment Agreement”) setting forth Mr. Verratti’s compensation and certain other terms with respect to his employment as Chief Operating Officer of the Company. Pursuant to the Verratti Employment Agreement, Mr. Verratti will become Chief Operating Officer of the Company as of the Effective Date, at which time he will be paid an annual base salary of $660,000. Mr. Verratti will be eligible to receive an annual target cash bonus equal to 75% of his annual base salary upon achievement of goals to be established by the CHCC or the Chief Executive Officer of the Company each fiscal year and will be eligible to participate in the Company’s annual long-term incentive compensation program. In addition, Mr. Verratti will be entitled to a one-time retention bonus in the amount of $400,000, which will be paid on the next regularly scheduled payroll date following July 1, 2027 (the “Retention Date”), provided that if the Company terminates Mr. Verratti’s employment without Cause (as defined in the Verratti Severance and Change of Control Agreement (as defined below)) or Mr. Verratti terminates employment with the Company for Good Reason (as defined in the Verratti Severance and Change of Control Agreement), in either event prior to the Retention Date, then an amount equal to the retention bonus shall be added as a component of his severance payments pursuant to, and subject to the terms and conditions of, the Verratti Severance and Change of Control Agreement. Mr. Verratti will also be eligible to participate in the standard health, welfare and retirement benefit plans that are applicable to similarly situated executives of the Company. The Verratti Employment Agreement also provides for a one-time grant of 105,785 RSUs (the “Verratti RSU Promotion Grant”) to Mr. Verratti in connection with his promotion. The Verratti RSU Promotion Grant will be subject to performance-based vesting in four equal installments based upon the achievement of certain stock price targets, provided that no portion of the Verratti RSU Promotion Grant shall vest earlier than the first anniversary of the Effective Date. The Verratti Employment Agreement also provides that Mr. Verratti will be eligible for a grant in 2025 of an additional equity award of RSUs valued at up to $2,750,000 in accordance with the Company’s annual equity grant cycle, with such award consisting of (i) 50% RSUs subject to standard time-based vesting and (ii) 50% RSUs subject to vesting upon meeting certain performance metrics and standard time-based vesting, as determined by the CHCC in its sole discretion.

The Company and Mr. Verratti also entered into a severance and change of control agreement on February 24, 2025 (the “Verratti Severance and Change of Control Agreement”) that will supersede Mr. Verratti’s existing Severance and Change of Control Agreement as of the Effective Date. Under the terms of the Verratti Severance and Change of Control Agreement, if Mr. Verratti’s employment is terminated without “Cause” or if Mr. Verratti separates from the Company for “Good Reason” (each as defined in the Verratti Severance and Change of Control Agreement), then Mr. Verratti will receive: (i) an amount equal to 100% of the sum of his then-current annual base salary (disregarding any reduction to such base salary amount effected in the twelve months prior to Mr. Verratti’s termination of employment) plus his then-current target annual bonus (disregarding any reduction to such target amount effected in the twelve months prior to Mr. Verratti’s termination of employment); (ii) a prorated portion of his target annual bonus for the then-current fiscal year, based on the portion of the fiscal year worked prior to the separation date (disregarding any reduction to such target amount effected in the twelve months prior to Mr. Verratti’s termination of employment); (iii) immediate vesting of RSUs scheduled to vest within two years after termination; (iv) vesting of PSUs for two years following termination to the extent that the relevant performance metrics for the PSU grant are achieved; and (v) reimbursement for continued medical benefits until the earlier of 12 months after the date of termination or the date Mr. Verratti begins employment with another employer.

If Mr. Verratti’s employment is terminated without “Cause” or if he separates from the Company for ‘‘Good Reason,’’ within three months before or 24 months after a “Change of Control” (each as defined in the Verratti Severance and Change of Control Agreement), then Mr. Verratti will receive the same benefits described in the preceding paragraph, except that all outstanding and unvested equity awards will immediately vest in full.

The foregoing descriptions of the Verratti Employment Agreement and the Verratti Severance and Change of Control Agreements are not complete and are qualified in their entirety by reference to the full text of the Verratti Employment Agreement and the Verratti Severance and Change of Control Agreement, copies of which are filed as Exhibit 10.3 and 10.4, respectively, to this Current Report on Form 8-K.

There are no arrangements or understandings between Mr. Verratti and any other person pursuant to which he was appointed as an officer of the Company. Mr. Verratti does not have any family relationship with any director or other executive officer of the Company and is not party to any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.

Consulting Agreement with Paul J. Diaz

On February 24, 2025, the Company entered into consulting agreement with Mr. Diaz (the “Consulting Agreement”) under which Mr. Diaz has agreed to serve as an advisor to the Company for one year following the Effective Date to help ensure a smooth transition of his duties. Pursuant to the Consulting Agreement, (i) the Company will pay Mr. Diaz his prorated short-term bonus under his current employment agreement at target through the Effective Date of $375,000 (payable in 12 equal monthly installments over the consulting term) and (ii) each of Mr. Diaz’s outstanding equity awards will remain eligible for vesting through the end of the consulting term and remain exercisable in accordance with their respective terms under the Company’s 2017 Employee, Director, and Consultant Equity Incentive Plan.

The foregoing description of the Consulting Agreement is not complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

A copy of the press release announcing Mr. Raha’s and Mr. Verratti’s appointments and Mr. Diaz’ resignation is furnished with this Current Report on Form 8-K as Exhibit 99.2 and incorporated into this Item 7.01 by reference.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in each of Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K regarding these forward-looking statements.

ITEM 9.01    Financial Statements and Exhibits.

Exhibit Number	Description
10.1+	Amended and Restated Employment Agreement, dated February 24, 2025, by and between the Company and Samraat S. Raha.
10.2+	Severance and Change of Control Agreement, dated February 24, 2025, by and between the Company and Samraat S. Raha.
10.3+	Employment Agreement, dated February 24, 2025, by and between the Company and Mark S. Verratti.
10.4+	Severance and Change of Control Agreement, dated February 24, 2025, by and between the Company and Mark S. Verratti.
10.5	Consulting Agreement, dated February 24, 2025, by and between the Company and Paul J. Diaz.
99.1	Earnings Press Release dated February 24, 2025.
99.2	Senior Leadership Transition Press Release dated February 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
 + Management contract or compensatory plan or arrangement.

The exhibit(s) may contain hypertext links to information on our website or other parties’ websites. The information on our website and other parties’ websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Current Report on Form 8-K.
Limitation on Incorporation by Reference. The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: February 24, 2025	By:	/s/ Scott J. Leffler
Scott J. Leffler
Chief Financial Officer